Exhibit 99.1

Corporate Presentation June 2017 © 2017, Lion Biotechnologies

This presentation contains forward - looking statements reflecting management’s current beliefs and expectations . These forward looking statements can be identified with words such as “expects”, “plans”, “projects”, “potential”, “suggests”, “may”, or similar expressions . Such forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance or achievements expressed or implied by such statements . Forward - looking statements in this presentation include statements regarding (i) the success and timing of our product development activities and clinical trials, (ii) our ability, and the ability of our commercial partners, to manufacture, process and deliver our product candidates and to further improve on the manufacturing process, (iii) the size of the potential markets for our product candidates, (iv) our ability to develop next generation TIL and other more effective and efficient therapeutics, (v) our ability to maintain our collaborations and other relationships with third parties, including in particular with the National Cancer Institute/NIH, (vi) our ability to attract and retain key management and scientific personnel, (vii) our ability to obtain and maintain intellectual property protection for our product candidates, (viii) our ability to compete with other therapeutics that target the same indications as our product candidates, and (ix) our ability to achieve our manufacturing, clinical, regulatory, and other key milestones . For more detailed information about the risks and uncertainties that could cause actual results to differ materially from those implied by, or anticipated in, these forward - looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10 - K and subsequent updates that may be contained in the Company’s Quarterly Reports on Form 10 - Q and current reports on Form 8 - K on file with the SEC . Forward - looking statements speak only as to the date they are made . Except as required by law, the Company does not undertake to update forward - looking statements to reflect circumstances or events that occur after the date the forward looking statements are made . This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . © 2017, Lion Biotechnologies 2 Forward - Looking Statements

• Clinical - stage biotechnology company focused on the development and commercialization of tumor infiltrating lymphocyte (TIL) therapy for cancer patients • Leveraging and enhancing the utility of TIL therapy as demonstrated by Dr. Steven Rosenberg at the NCI ̶ 56% ORR and a 24% CR rate in 101 metastatic melanoma patients, durable responses • Lion has Orphan Drug Designation for its TIL product (LN - 144) in metastatic melanoma ̶ Phase 2 trial of LN - 144 is ongoing and has been expanded to 3 cohorts ̶ Data for cohort 1 recently presented at ASCO: responses seen in heavily pre - treated patients • TIL therapy is also being evaluated by Lion or its collaborators in ongoing or planned trials in other solid tumors including: cervical, head and neck, ovarian, sarcomas, pancreatic cancer, and glioblastoma • Lion has several TIL collaborations and partnerships with NIH/NCI, Moffitt Cancer Center, Karolinska Institute/ PolyBioCept , MD Anderson Cancer Center and MedImmune /AstraZeneca, • Collaborations with manufacturing CMOs including Wuxi AppTec , Lonza and Moffitt Cancer Center in US and PharmaCell in EU provide expanded TIL manufacturing capacity • Management team has extensive drug development and cell therapy experience 3 Corporate Highlights © 2017, Lion Biotechnologies

TIL Therapy Process EXTRACTION: Patient’s TIL are removed from suppressive tumor microenvironment (via surgical resection of a lesion) EXPANSION: TIL expanded exponentially ex vivo to yield 10 9 – 10 11 TIL PREPARATION: Patient receives non - myeloablative lymphodepletion, to eliminate potentially suppressive tumor microenvironment and maximize engraftment and potency of TIL therapy: ̶ cyclophosphamide: 60 mg/kg, x 2 doses ̶ fludarabine: 25 mg/m 2 x 5 doses INFUSION: Patient is infused with their expanded TIL (LN - 144) and IL - 2 (600,000 IU/kg for up to 6 doses) to promote activation, proliferation, and anti - tumor cytolytic activity of TIL © 2017, Lion Biotechnologies 4 Excise tumor Expand TIL Infuse patient with TIL (LN - 144) 1 2 3 Isolate TIL from tumor 4

Lion Biotechnologies Pipeline © 2017, Lion Biotechnologies 5 INDICATION REGIMEN N PARTNER PRECLINICAL PHASE 1 PHASE 2 Melanoma Combination TIL ± TBI 101 Melanoma Combination TIL + ipi Melanoma Combination TIL + Keytruda 170 Melanoma Combination TIL + Opdivo 12 Ocular (Uveal) Melanoma TIL 23 Melanoma TIL LN - 144 60 — Cervical Cancer TIL LN - 145 47 — Head & Neck Cancer TIL LN - 145 47 — Glioblastoma TIL Pancreatic Cancer TIL Ovarian, Sarcomas, Pancreatic TIL Enrolling Trial completed, 56% ORR, 24% CR Enrolling Trial completed, publishing results soon Phase 1 trial to initiate in 2H 2017 Phase 1 trial to initiate in 2H 2017 Enrolling Not enrolling Phase 2 trials to initiate 2H 2017 Enrolling Enrolling

National Cancer Institute/NIH • Cooperative Research And Development Agreement (CRADA) with Dr. Steve Rosenberg Development of TIL for metastatic melanoma, bladder, lung, breast, and HPV - associated cancers and combination therapies • TIL + PD - 1 combination clinical trial to treat melanoma MedImmune/AstraZeneca • TIL + PD - L1 combination clinical trial Moffitt Cancer Center • TIL + Checkpoint inhibitor combination clinical trial to treat metastatic melanoma Karolinska Institute/ PolyBioCept • TIL clinical trials to treat glioblastoma and pancreatic cancer MD Anderson • TIL clinical trials to treat Ovarian, Sarcomas, and pancreatic cancers 6 Key Collaborations and Partnerships © 2017, Lion Biotechnologies

TIL Therapy 7 © 2017, Lion Biotechnologies

• Leverages and enhances the body’s natural defense against cancer using a patient’s own TIL • Polyclonal and can recognize multiple neoantigens ̶ Solid tumors are heterogeneous • Durable response with one - time treatment ̶ Potential to establish immunological memory, requiring no additional maintenance therapy after infusion • Responses seen both in treatment naïve and refractory melanoma patients who have failed other options, including checkpoint inhibitors 8 TIL Therapy: Elicits a Highly Individualized, Specific, and Potent Attack Against Solid Tumors © 2017, Lion Biotechnologies

Lion Manufacturing Process & Logistics

Gen 1 Duration: ~5-6 Weeks
Gen 2 Duration: ~3.5 Weeks Cryopreserved Product



Excise tumor
Shipment
GMP MANUFACTURING FACILITY
Dissect tumor into fragments
Expand TILs with IL-2
Co-culture TIL with feeder cells and OKT3
Expansion with IL-2
Prepare infusion bag
Shipment
IV infusion Post-Lymphodepletion + IL-2

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LION BIOTECHNOLOGIES

Manufacturing Capacity
Adequate Capacity to Support a Broad Clinical Plan

- Lion's Manufacturing process is centralized at the following CMO sites:
  - Lonza, Walkersville
  - Wuxi AppTech
  - Moffitt as CMO
  - PharmaCell (EU)
- Lion developed the Gen 1 process through modification of the NCI's TIL manufacturing method. **Gen 2 and all manufacturing SOPs were developed by Lion.**
- Lion has certain IP rights relating to the method of manufacturing used by Polybiocept (PBC) and MDA

#	INDICATIONS	LION BIOTECHNOLOGIES GENERATION		polybiocept	MDAnderson Cancer Network
		1	2	IL-2, 15, 21	41BB
1	Melanoma	Lonza	Moffitt		
2	Cervical	Wuxi			
3	Head and Neck	Wuxi			
4	Pt Resistant Ovarian	Wuxi			MDA
5	Chondrosarcoma	Wuxi			MDA
6	Soft tissue sarcoma	Wuxi			
	Pancreatic ductal carcinoma				MDA
	GBM			PBC	
	Pancreatic			PBC	

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LION BIOTECHNOLOGIES

Melanoma 11 © 2017, Lion Biotechnologies

12 NCI Study with TIL Therapy in Melanoma (1) Goff, S.L. et al. Randomized, Prospective Evaluation Comparing Intensity of Lymphodepletion Before Adoptive Transfer of Tumor - In filtrating Lymphocytes for Patients With Metastatic Melanoma. Journal of Clinical Oncology, 34(20), 2389 - 2397. © 2017, Lion Biotechnologies

The toxicities of treatment were largely associated with the known side effects of nonmyeloablative chemotherapy (NMA) or total body irradiation (TBI) and administration of high dose IL - 2 (1) 13 NCI Study Treatment - Related Toxicities (1) Goff, S.L. et al. Randomized, Prospective Evaluation Comparing Intensity of Lymphodepletion Before Adoptive Transfer of Tumor - In filtrating Lymphocytes for Patients With Metastatic Melanoma. Journal of Clinical Oncology, 34(20), 2389 - 2397. ADVERSE EVENT NMA (N=51) TBI (N=50) Grade 3 and 4 toxicities Febrile neutropenia Bacteremia Urinary tract infection Atrial fibrillation Thrombotic microangiopathy 25 13 0 2 0 36 5 2 3 13 ICU transfer on index admission Planned observation Cytokine - related symptoms Sepsis Cardiac arrhythmia 0 0 2 2 2 6 1 3 Treatment related death 0 1 © 2017, Lion Biotechnologies

14 Goff, S.L. et al. Randomized, Prospective Evaluation Comparing Intensity of Lymphodepletion Before Adoptive Transfer of Tumor - In filtrating Lymphocytes for Patients With Metastatic Melanoma. Journal of Clinical Oncology, 34(20), 2389 - 2397. NCI Study Survival in Melanoma Overall Survival of patients in TIL ± TBI study © 2017, Lion Biotechnologies

NCI Study Melanoma Patient 15 Rosenberg, et al. Adoptive cell therapy for the treatment of patients with metastatic melanoma Curr Opin Immunol, 21(2), 233 - 240. Pre - Treatment 12+ Days © 2017, Lion Biotechnologies

16 Rosenberg, S.A., et al. Durable Complete Responses in Heavily Pretreated Patients with Metastatic Melanoma Using T - Cell Transfer Immunotherapy. Clinical Cancer Research , 17(13), 4550 - 4557. NCI Study Survival Benefit in Second and Third Line Patients Durable remissions in melanoma regardless of prior therapies 19/20 complete responders are ongoing at 7 to >10 years © 2017, Lion Biotechnologies

Phase 2, Multicenter, 3 - Cohort Study to Assess the Safety and Efficacy of Autologous Tumor Infiltrating Lymphocytes (LN - 144) for Treatment of Patients with Metastatic Melanoma Key Inclusion Criteria: • Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation • At least one prior line of systemic therapy • Age ≥ 18 • ECOG PS 0 - 1 Treatment Cohorts: 1. Non - Cryopreserved LN - 144 product 2. Cryopreserved LN - 144 product 3. Retreatment with LN - 144 for patients without response or who progress after initial response Endpoints: • Primary: Safety • Secondary: Efficacy defined as ORR, CRR, PFS, DOR, and OS 17 Lion C - 144 - 01 Study Design Metastatic Melanoma with ≥ 1 Prior Systemic Therapy Cohort 1: Non - Cryopreserved LN - 144 Product n=20 Cohort 2: Cryopreserved LN - 144 Product n=20 Cohort 3: LN - 144 Re - treatment © 2017, Lion Biotechnologies

CHARACTERISTIC N=16, % Gender, n (%) Male 7 (43.8) Female 9 (56.3) Age, n (%) Mean (SD) 54.8 (8.44) Median 54.5 Min, Max 41, 72 Prior therapies, n (%) IL - 2 2 (12.5) anti - CTLA - 4 14 (87.5) anti - PD - 1 16 (100.0) CHARACTERISTIC N=16, % Baseline ECOG score, n (%) 0 9 (56.3) 1 7 (43.8) BRAF Status, n (%) Mutated 9 (56.3) Wild Type 7 (43.8) Baseline LDH (U/L) N (%) 1 - 2 times ULN 7 (43.8%) > 2 times ULN 1 (6.25%) Number of Metastatic Sites at enrollment Median ( range) 4 (2 - 11) > 3 64.3% 18 Lion C - 144 - 01 Patient Characteristics • Median number of prior therapies: 3 (range: 1 - 6) • Median Sum of Diameter for target lesions at Baseline: 10.2 cm • 81% of patients had Stage IV disease The patient population was highly refractory to multiple prior lines of therapy, with significant tumor burden at Baseline, and had progressed after at least one checkpoint inhibitor © 2017, Lion Biotechnologies

Lion C - 144 - 01 Safety: Treatment Emergent Serious Adverse Events 19 Treatment Emergent SAEs by PT; * not related to therapy event occurred 6 months after treatment PREFERRED TERM 144 - 01 (N=16) ANY GRADE n (%) GRADE ≥3 n (%) GRADE 5 n (%) Number of subjects reporting at least one Treatment - Emergent SAE 9 (56.3) 9 (56.3) 1 (6.3) Febrile neutropenia 4 (25.0) 4 (25.0) 0 (0.0) Pyrexia 1 (6.3) 1 (6.3) 0 (0.0) Systemic inflammatory response syndrome 1 (6.3) 1 (6.3) 0 (0.0) Parvovirus B19 infection* 1 (6.3) 1 (6.3) 1 (6.3) Viral infection 1 (6.3) 1 (6.3) 0 (0.0) Neutrophil count decreased 3 (18.8) 3 (18.8) 0 (0.0) Platelet count decreased 3 (18.8) 2 (12.5) 0 (0.0) Blood bilirubin increased 1 (6.3) 1 (6.3) 0 (0.0) White blood cell count decreased 1 (6.3) 1 (6.3) 0 (0.0) Dehydration 1 (6.3) 1 (6.3) 0 (0.0) Myelodysplastic syndrome 1 (6.3) 1 (6.3) 0 (0.0) Confusional state 1 (6.3) 1 (6.3) 0 (0.0) Hypoxia 1 (6.3) 1 (6.3) 0 (0.0) Hypotension 1 (6.3) 1 (6.3) 0 (0.0) © 2017, Lion Biotechnologies

20 * In Efficacy Set 1 of 14 patients was not evaluable due to melanoma - related death prior to first tumor assessment. Lion C - 144 - 01 Efficacy • All patients entering the study had received an anti - PD - 1 checkpoint inhibitor • Median number of IL - 2 administrations was 6 RESPONSE PATIENTS, N=14 n (%) Objective Response Rate 4 ( 29%) Disease Control Rate 9 ( 64%) Complete Response 1 (7%) Partial Response 3 (21%) Stable Disease 5 (36%) Progressive Disease 4 (29%) Non - Evaluable* 1 (7%) © 2017, Lion Biotechnologies

• ORR is 29% • Tumor reduction was seen in 77% of patients representing those who had tumor reduction in the target lesions • Responses were noted regardless of BRAF mutational status including one long lasting CR (15+ months) 21 Lion C - 144 - 01 Efficacy * BRAF mutants - Of 14 patients in Efficacy Set, one patient was not evaluable due to melanoma - related death prior to first tumor assessment. - Abbreviations: CR, complete response; PD, progressive disease ; PR, partial response; SD, stable disease Data Cut: 24APR2017 * * * * * * * * © 2017, Lion Biotechnologies

22 Lion C - 144 - 01 Time to Best Response and Duration • Mean time to first response: 1.6 months • Median follow up for this data: 4.1 months © 2017, Lion Biotechnologies

23 Lion C - 144 - 01 Percent Change in Sum of Diameters © 2017, Lion Biotechnologies

14 months Post Treatment Pre - Treatment 6 weeks Post - Treatment Lion C - 144 - 01 Patient Scan Patient is in CR Lion C - 144 - 01 © 2017, Lion Biotechnologies 24

Lion C-144-01 Phase 2 Trial in Metastatic Melanoma *(Upcoming Protocol Amendment)*

A Phase 2, Multicenter Study to Assess the Efficacy and Safety of Autologous Tumor Infiltrating Lymphocytes (LN-144) for Treatment of Patients with Malignant Melanoma

Key Inclusion Criteria:

- Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation
- At least one prior systemic therapy (anti-PD-1 or BRAF inhibitor (if BRAF mutant)
- Age ≥ 18
- ECOG PS 0-1

Treatment Cohorts:

1. LN-144, non-cryopreserved product
2. LN-144, cryopreserved product
3. Retreatment cohort

Endpoints:

- **Primary: Efficacy** defined as ORR
- Secondary: CRR, DCR, PFS, DOR, OR, OS, and Safety



Unresectable or Metastatic Melanoma Progressed after Prior Anti-PD-1 therapy and, if BRAF mutant, after BRAF inhibitor
Cohort 1: Fresh TIL Product, n=30
Cohort 2: Cryopreserved TIL Product, n=30
Cohort 3: TIL Re-treatment, n=10

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© 2017, Lion Biotechnologies

LION BIOTECHNOLOGIES

Cervical Cancer 26 © 2017, Lion Biotechnologies

NCI Cervical Cancer and TIL Treatment Data 27 Stevanovic, et al. Complete Regression of Metastatic Cervical Cancer After Treatment with Human Papillomavirus - Targeted Tumor - Infiltrating T Cells, J Clin Oncol 2015, 33 (15). Hinrichs, et al. HPV - targeted Tumor - Infiltrating Lymphocytes for Cervical Cancer, J Clin Oncol , 2014, 23, 5s. PATIENTS (%) DURATION (MONTHS) Total 9 (100) PR 1 (11) 3 CR 2 (22) 22+, 15+ © 2017, Lion Biotechnologies

A Phase 2, Multicenter Study to Evaluate the Efficacy and Safety of Adoptive Cell Therapy Using Autologous Tumor Infiltrating Lymphocytes (LN - 145) in Patients with Recurrent, Metastatic or Persistent Cervical Carcinoma N=47; Simon’s two - stage design LN - 145 , non - cryopreserved product will be used Key Inclusion Criteria: • Measurable metastatic disease and ≥ 1 lesion resectable for TIL generation • At least one prior systemic therapy • Age ≥ 18 • ECOG PS 0 - 1 Endpoints: • Efficacy and Safety 28 Lion C - 145 - 04 Phase 2 Trial in Recurrent and/or Metastatic Cervical Carcinoma © 2017, Lion Biotechnologies Incurable Recurrent, Metastatic, or Persistent Cervical Ca with 1 Prior Therapy Non - cryopreserved TIL Product Expanded Cohort n= 47

Head and Neck Cancer 29 © 2017, Lion Biotechnologies

A Phase 2 Study to Evaluate the Safety, Tolerability and Efficacy of Cell Transfer Therapy Using Autologous Tumor Infiltrating Lymphocytes (LN - 145) followed by IL - 2 in Patients with Recurrent and/or Metastatic Squamous Cell Carcinoma of the Head and Neck N=47; Simon’s two - stage design Key Inclusion Criteria: • Measurable metastatic disease and ≥ 1 lesion resectable for TIL generation • At least one prior systemic therapy • Age ≥ 18 • ECOG PS 0 - 1 Endpoints: • Safety and Efficacy 30 Lion C - 145 - 03 Phase 2 Trial in Recurrent and/or Metastatic Squamous Cell Carcinoma of the Head and Neck © 2017, Lion Biotechnologies Incurable Recurrent, Metastatic, or Persistent SCCHN with 1 Prior Therapy Non - cryopreserved TIL Product Expanded Cohort n 2 = 47

TIL Market Opportunity 31 © 2017, Lion Biotechnologies

• Lion’s lead indication for TIL is metastatic melanoma: ̶ Prevalence of melanoma in US (2014) is greater than 1.17 million cases ̶ 74% percent of new cases each year occur in patients 20 - 74 years old (1) ̶ Metastatic (regional and distant) melanoma patients compose 13% of all new cases ~10,000 cases 32 Market Opportunity for TIL Therapy in US (1) Source: http://seer.cancer.gov/statfacts/ SEER 18 2007 - 2013. (2) Source: http://seer.cancer.gov/statfacts/ | Estimates for 2017. INDICATION NEW CASES (2) DEATHS (2) Melanoma 87,110 9,730 Cervix Uteri 12,820 4,210 Oral Cavity & Pharynx 49,670 9,700 Lung & Bronchus 222,500 155,870 Bladder 79,030 16,870 Breast 2 52,710 40,610 Pancreatic 53,670 4 3,090 Brain & Other Nervous System 23,800 16,700 Melanoma and Other Potential Indications for TIL Therapy © 2017, Lion Biotechnologies

Competitive Advantages of TILs in Solid Tumors

TILs target a diverse array of cancer antigens; this approach represents a highly differentiated, customized and targeted immunotherapy

CHECKPOINTS	TCR	CAR	TIL
Utility in several solid tumors	Few solid tumors treated so far	No examples of utility in solid tumors	**Utility in melanoma and HPV cancers**
Long maintenance period	One-time treatment	One-time treatment	**One-time treatment**
No genetic modification	Genetic modification	Genetic modification	**No genetic modification**
Long-term irreversible toxicities	Potential on-target, off-tissue effects	Potentially immunogenic: cytokine release syndrome	**Minimal chance of unpredicted on-target, off-tissue effects**
Target multiple tumor antigens	Target only single tumor antigen	Target only single/ surface tumor antigen	**Target multiple tumor antigens**
Off-the-shelf	Autologous	Autologous	**Autologous**
No HLA restriction	HLA restriction	No HLA restriction	**No HLA restriction**

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© 2017, Lion Biotechnologies

LION BIOTECHNOLOGIES

• Continuous improvement in process development ̶ Shortening of the process further ̶ Automation • Evaluation of biomarkers for response • Selected TILs, modifying the properties may offer benefits ̶ Selection of more specific TIL (Select for PD - 1, 4 - 1BB Expression) 34 Ongoing and Future Directions © 2017, Lion Biotechnologies

Financials 35 © 2017, Lion Biotechnologies

Financial Summary 36 As of March 31, 2017 (IN MILLIONS) Common shares outstanding 62.4 Preferred shares 8.8 Warrants/options/RSU’s 13.8 Cash $147.2 Debt $0 © 2017, Lion Biotechnologies

Anticipated 2017 Key Milestones

MANUFACTURING

- ✓ Reduce manufacturing cycle from 5-6 weeks to ~3.5 weeks
- ✓ Complete tech transfer and ramp volumes at WuXi AppTec and H. Lee Moffitt Cancer Center and Research Institute
- ✓ Continue working with Lonza
- ✓ Expand capacity into additional CMOs
  - ✓ *PharmaCell (EU)*
- Continue efforts to reduce manufacturing cycle time and manufacturing costs

CLINICAL

- Complete enrollment in ongoing Phase 2 melanoma clinical trial
  - ✓ *Study expanded*
- ✓ Release interim clinical data at an upcoming scientific forums
- ✓ Initiate Phase 2 clinical trials in head & neck and cervical cancers
- Support Karolinska University Hospital in initiating two Phase I clinical trials in pancreatic and glioblastoma cancers

REGULATORY

- Define the regulatory pathway for LN-144 melanoma drug candidate in U.S.
- Initiate regulatory interactions with ex-U.S. health authorities
  - ✓ *Discussions initiated*

PARTNERSHIPS

- Evaluate potential opportunistic partnerships in alignment with our core competencies
  - ✓ *MDA*

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© 2017, Lion Biotechnologies

LION BIOTECHNOLOGIES

Thank you © 2017, Lion Biotechnologies

MDACC TIL Manufacturing Process Total Processing Time approx. 5 - 6 weeks 39 Excise tumor IV infusion Post - Lymphodepletion + IL - 2 4 - 1BB antibody Expansion with IL - 2 Co - culture TIL with feeder cells and OKT3 Expand TILs with IL - 2 Prepare infusion bag © 2017, Lion Biotechnologies Dissect tumor into fragments

40 Clinical Regressions in Late - Stage Disease Rosenberg, S.A. et al. (2009, April). Adoptive Cell Therapy for the Treatment of Patients with Metastatic Melanoma. Current Opinion in Immunology, 21(2), 233 - 240. © 2017, Lion Biotechnologies

41 Dudley, M. E., et al. (2010, December). CD8 Enriched “Young” Tumor Infiltrating Lymphocytes Can Mediate Regression of Metasta tic Melanoma. Clinical Cancer Research, 16(24), 6122 - 6131. Compelling Results in Late - Stage Disease © 2017, Lion Biotechnologies